  NUMBER                       [LOGO]                SHARES

COMMON STOCK                                      COMMON STOCK

                      GENERAL DATACOMM INDUSTRIES, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                         CUSIP 369487 10 3

                                        SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT



IS THE OWNER OF

          FULL-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

GENERAL DATACOMM INDUSTRIES, INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON THE SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION OF THE CORPORATION, TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE SEAL OF SAID CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:


                            SECRETARY         [SEAL]                 PRESIDENT

COUNTERSIGNED AND REGISTERED:
      CHEMICAL BANK, TRANSFER AGENT AND REGISTRAR,
BY

                             AUTHORIZED OFFICER.


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                      GENERAL DATACOMM INDUSTRIES, INC.

     GENERAL DATACOMM INDUSTRIES, INC. WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS AND THE POWERS, PREFERENCES AND RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, OF EACH CLASS OF STOCK OR SERIES THEREOF SET FORTH IN THE CERTIFICATE OF INCORPORATION, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.

     THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM -- AS TENANTS IN COMMON    UNIF GIFT MIN ACT -- _______CUSTODIAN_______
TEN ENT -- AS TENANTS BY THE                             (CUST)         (MINOR)
           ENTIRETIES                                   UNDER UNIFORM GIFTS TO
JT TEN  -- AS JOINT TENANTS WITH                        MINORS ACT_____________
           RIGHT OF SURVIVORSHIP                                    (STATE)
           AND NOT AS TENANTS
           IN COMMON

        ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

     FOR VALUE RECEIVED, ________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY
    OR OTHER IDENTIFYING
     NUMBER OF ASSIGNEE

_____________________________


_______________________________________________________________________________
                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                    INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT_____________________________________________

_______________________________________________________________________________
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED, ______________________________


                                     __________________________________________




   NOTICE -- THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
       AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
          WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.